UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 20549
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                                    Form 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report April 13, 2004


                         MILLER DIVERSIFIED CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

         Colorado                        01-19001              84-1070932
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(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
       of Incorporation)                 Number)          Identification Number)

       23360 Weld County Road 35                                  80645
           La Salle, Colorado
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (970) 284-5556
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              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

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Item 4.  Change of Registrant's Certifying Accountant

(a) (i) The Registrant has engaged Comiskey & Company, P.C. to audit its restated financial statements at August 31, 2002 and for the year then ended to be included in an amended Form 10-KSB with respect to such period, and to audit the Registrant's financial statements as of and for the fiscal year ended August 31, 2003 to be included in Form 10-KSB in connection therewith. Comiskey & Company, P.C. will also review the restated intervening reports on Form 10-QSB, as required. Comiskey & Company, P.C.'s address is 789 Sherman Street, Suite 440, Denver, Colorado 80203, telephone number: (303) 830-2255. Comiskey & Company, P.C. has informed the Registrant that its auditors' report should be provided on or before May 31, 2004, but that completion estimate is subject to extension if required by the circumstances.

     (ii) This engagement is effective April 13, 2004. Schumacher and Associates was dismissed on April 8, 2004.

     (iii) Comiskey & Company, P.C. has not performed previous independent accounting services to the Registrant.

     (iv) Comiskey & Company, P.C. will have the opportunity to review the Registrant's disclosures, its previous financial statements, and the opportunity to furnish to the Registrant a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant in previous financial statements, or in its Form 8-K filed with the Securities and Exchange Commission on April 12, 2004.

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Miller Diversified Corporation


   April 13, 2004       /s/ James E. Miller
   --------------       -------------------------------------
        Date            James E. Miller
                        President, Principal Executive
                        Officer, Principal Financial Officer,
                        and Director



   April 13, 2004       /s/ Clark A. Miller
   --------------       -------------------------------------
        Date            Clark A. Miller
                        Secretary-Treasurer, Principal
                        Marketing Officer and Director



   April 13, 2004       /s/ Norman M. Dean
   --------------       -------------------------------------
        Date            Norman M. Dean
                        Chairman of the Board and Director

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